SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest report) June 16, 2003

                         Commission file number 0-26105

                        Air Packaging Technologies, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                                          95-4337254
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(State or other jurisdiction of                         (IRS Employer ID Number)
incorporation of organization.)

25620 Rye Canyon Rd. Valencia, California                        91355
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 (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (661) 294-2222

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 16, 2003, Registrant terminated manufacturing operations at its plant at 25620 Rye Canyon Road, Valencia, California 91355, discharged the majority of its production employees and moved substantially all of its remaining assets to a warehouse and office facility located at 28310 Avenue Crocker, Valencia, California 91355 . Registrant continues to seek additional long term funding. If it is unsuccessful in so doing, Registrant will be unable to resume active business operations.


     Pursuant to the requirement of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Dated this 16th  day of  June  2003


                                                Air Packaging Technologies, Inc.



                                                By /s/ Donald Ochacher
                                                  ------------------------------
                                                   Donald Ochacher
                                                   President & CEO